File No. 333-101231

File No. 811-21254

Filed with the Securities and Exchange Commission on January 24, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 23

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

(Name of Depositor)

1700 Farnam St.

Omaha, NE 68102

(Address of the Depositor’s Principal Executive Office)

1-877-664-3332

(Depositor’s Telephone Number, including Area Code)

Lynn L. Espeland, Esq.

1700 Farnam St.

Omaha, Nebraska 68102

402-271-7223

(Name and Address of Agent for Service of Process)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Ronald Coenen Jr., Esq.

Eversheds Sutherland (US) LLP

700 Sixth St., NW, Suite 700

Washington, DC 20001-3980

202-383-0660

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485 under the Securities Act

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY

WOODMENLIFE VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMENLIFE VARIABLE ANNUITY

PROSPECTUS

[                ], 2022

Please direct transaction requests, claim forms, payments and other correspondence and notices as follows

Transaction Type	Direct or Send to
Telephone Transaction	1-877-664-3332

All payments made by check, and all claims, correspondence and notices	WoodmenLife, 1700 Farnam Street, Omaha, NE 68102

For—The Individual Flexible Premium Deferred Variable Annuity Certificate (the “Certificate”) issued by Woodmen of the World Life Insurance Society, a fraternal benefit society (“WoodmenLife,” “we,” “us” or “our”) through WoodmenLife Variable Annuity Account (the “Account” or “Variable Account”).

This prospectus describes the Variable Account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. The Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed.

If you are a new investor in the Certificate, you may cancel your Certificate within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Certificate value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

You may allocate premiums and Certificate value to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Variable Account, each of which invests in one of the underlying mutual funds listed in the Appendix to this prospectus.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

Prospectus 1

TABLE OF CONTENTS

Page
DEFINITIONS	5

FEE AND EXPENSE TABLES	8
CERTIFICATE OWNER TRANSACTION EXPENSES	9
PERIODIC CHARGES OTHER THAN FUND EXPENSES	9
RANGE OF ANNUAL FUND OPERATING EXPENSES	9
EXAMPLE	13

WOODMENLIFE VARIABLE ANNUITY SUMMARY	11
THE CERTIFICATE	11
FEES AND EXPENSES	11
FREE LOOK PERIOD	11
WITHDRAWALS AND SURRENDERS	11
TRANSFERS	12
FEDERAL TAX MATTERS	12
INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES	12
WOODMENLIFE	16

INVESTMENT OPTIONS	16
AMERICAN FUNDS INSURANCE SERIES	13
FIDELITY VARIABLE INSURANCE PRODUCTS	15
CALVERT VARIABLE PRODUCTS, Inc.	16
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	17
PIMCO VARIABLE INSURANCE TRUST	17
SELECTION OF FUND SHARES	17
YOUR RIGHT TO VOTE FUND SHARES	17
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	17

YOUR CERTIFICATE	19
PURCHASING A CERTIFICATE	19
FREE LOOK PERIOD	20
ALLOCATING YOUR INITIAL PREMIUM	20
AUTOMATIC PREMIUM PAYMENTS	20
OWNER, ANNUITANT AND/OR PAYEE	20
BENEFICIARIES	21
YOUTH CERTIFICATES	21
TRANSFERRING OWNERSHIP	21
CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS	22
ACCUMULATION PERIOD	22
VALUING YOUR CERTIFICATE	22
VARIABLE ACCOUNT VALUATION	22
FIXED ACCOUNT VALUATION	23

Prospectus 2

Prospectus 3

Prospectus 4

FOR PURPOSES OF THIS PROSPECTUS, “WOODMENLIFE,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account or Variable Account: WoodmenLife Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Accumulated Value: The value of your Certificate at any time before the annuity starting date, equal to the sum of the Variable Account Value and the Fixed Account Value.

Annuitant (annuitant): The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date (annuity starting date): The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the death benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day (or Valuation Date): Each day the New York Stock Exchange is open for trading except during: (1) any period when trading on the New York Stock Exchange is restricted or the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively.

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the Effective Date.

Certificate Anniversary: The same calendar date in each Certificate Year as the Effective Date.

Certificate Year: The 12-month period ending on the Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit (death benefit): The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Prospectus 5

Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account (fixed account): Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940.

Fixed Account Value: The total value of your investment in the fixed account.

Funds: The mutual funds available under the Certificate. Each Fund corresponds to a subaccount of the Variable Account.

Good Order: An instruction that is received by WoodmenLife that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that WoodmenLife does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Certificate, a fund transfer request, or a death benefit claim must be in good order.

Home Office: Our Home Office address is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. Our toll-free telephone number is 1-877-664-3332. Our hours are Monday through Friday from 8:00 a.m. – 4:30 p.m. Central Time. Our website is www.woodmenlife.org.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner (owner): Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee (payee): The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment including IRAs, Roth IRAs, SEP IRAs, and SIMPLE IRAs.

Registered Representative: An individual who is licensed to sell securities.

Required Minimum Distribution (RMD): In general, a minimum amount that the IRS requires to be withdrawn from certain Qualified Certificates each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 72 (70 1⁄2 for individuals who reached that age before January 1, 2020). RMD rules also apply to death benefits. These rules are established by the IRS.

SEC: The Securities and Exchange Commission.

Subaccount (subaccount): A subdivision of the Variable Account. Each subaccount invests exclusively in the shares of a single Fund.

Subaccount Unit (subaccount unit or accumulation unit): A unit is used to value your interest in a subaccount.

Surrender: Termination of the Certificate in exchange for its Surrender Value, if any.

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Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account Value: The total value of your investment in the Variable Account.

Withdrawal (withdrawal): A withdrawal of only a portion of the Cerificate’s cash value.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CERTIFICATE

FEES AND EXPENSES		Location in Prospectus
Charges for Early Withdrawals

The charge for an early withdrawal or surrender under your Certificate will depend on the age of the annuitant on the Certificate issue date.

Age 0 – 60. If you withdraw money from your Certificate within 7 years following your last premium payment, you will be assessed a surrender charge of up to 7% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or surrender, you could pay a surrender charge of up to $7,000.

Age 61 – 75. If you withdraw money from your Certificate within 6 years following your last premium payment, you will be assessed a surrender charge of up to 6% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or surrender, you could pay a surrender charge of up to $6,000.

Age 76 – 85. If you withdraw money from your Certificate within 5 years following your last premium payment, you will be assessed a surrender charge of up to 5% of the premium payment withdrawn. For example, if you invest $100,000 in the Certificate and make an early withdrawal or surrender, you could pay a surrender charge of up to $5,000.

Fee Table Certificate Fees and Charges – Surrender Charge

Transaction Charges	In addition to surrender charges, you may also be charged for other transactions under the Certificate. You will be charged $25 for each transfer from a Fund option in excess of 12 transfers in any single Certificate Year.	Fee Table Certificate Fees and Charges

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.	Fee Table Certificate Fees and Charges Appendix – Funds Available Under the Certificate

Annual Fee	Minimum		Maximum
Base Contract[1]	[1.27	]%	[1.42	]%
Investment options[2] (Fund fees and expenses)	[	]%	[	]%

[1]	As a percentage of the average Variable Account Value, as well as an amount attributable to the annual certificate fee.
[2]	As a percentage of Fund net assets.

Because your Certificate is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could add surrender charges that substantially increase costs.

Prospectus 8

Lowest Annual Cost: $[ ]	Highest Annual Cost: $[ ]
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No surrender charges • No additional premium payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive Fund fees and expenses • No surrender charges • No additional premium payments, transfers or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Certificate, including loss of your principal investment.	Principal Risks of Investing in the Certificate
Not a Short-Term Investment

•   The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   The Certificate’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.

•   Surrender charges may apply to a withdrawal or surrender for several years, and when applied may significantly reduce the value of your investment.

•   A withdrawal or surrender may be subject to income taxes, including a 10% federal penalty tax if taken before age 59 1⁄2.

Risks Associated with Investment Options

An investment in the Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Certificate (e.g., the Fund options). Each investment option (including the fixed account) has its own unique risks. You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the Certificate is subject to the risks related to WoodmenLife. Any obligations (including under the fixed account) guarantees, or benefits of the Certificate are subject to the claims-paying ability of WoodmenLife. More information about WoodmenLife, including its financial strength ratings, is available upon request by calling 1-877-664-3332.
	RESTRICTIONS	Location in Prospectus
Investments

•   There are no restrictions that may limit your choice of available investment options under your Certificate.

•   The first 12 transfers among the Fund options, or from the Fund options to the fixed account, each Certificate Year are free of charge. Each additional transfer is subject to a charge.

•   Transfers involving the Fund options are subject to additional restrictions designed to prevent frequent or disruptive trading.

•   There are significant limits on your right to make transfers from the fixed account to the Fund options.

•   We reserve the right to remove or substitute Funds as investment options.

Your Certificate – Transfers Among Subaccounts and/or the Fixed Account; Market Timing Investment Options – Addition, Deletion or Substitution of Investments

Prospectus 9

	TAXES	Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Certificate.

•   If you purchase the Certificate through a tax-qualified plan or individual retirement account (IRA), there is no additional tax benefit from the Certificate.

•   A withdrawal or surrender will be subject to ordinary income tax, and may be subject to tax penalties.

Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	Your investment professional may receive compensation for selling the Certificate to you in the form of commissions, additional cash compensation (e.g., pension/retirement programs and allowances), and non-cash compensation. Your investment professional may have a financial incentive to offer or recommend the Certificate to you over another investment.	Other Information – Distribution Arrangements

Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	Other Information – Information on Replacements

OVERVIEW OF THE CERTIFICATE

PURPOSE OF THE CERTIFICATE

The Certificate described in this prospectus is an individual flexible premium deferred variable annuity issued by WoodmenLife, a Nebraska non-profit fraternal benefit society. Under the Certificate, you can accumulate assets on a tax-deferred basis by allocating money to the Certificate’s investment options. You can later convert your accumulated assets into a stream of income payments from us. The Certificate also includes a death benefit that helps to financially protect your named beneficiaries.

The Certificate is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The Certificate may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Certificate. The Certificate is not appropriate for you if you intend to make frequent withdrawals due to your liquidity needs, or if you intend to frequently trade in the Fund options.

Prospectus 10

PHASES OF THE CERTIFICATE

The Certificate has two phases: (1) the accumulation period (for accumulating assets) and (2) the annuity period (for regular income).

Accumulation Period. During the accumulation period, you invest your premiums and Accumulated Value in one or more of the Certificate’s investment options. The Certificate’s investment options include:

•

Fund Options. Each Fund option (or subaccount) of the Variable Account invests exclusively in shares of an underlying mutual fund. Each Fund has its own investment objectives, strategies, risks, expenses, and performance history. The value of your Certificate may increase or decrease depending on the performance of the Funds you select.

Additional information about each Fund is provided in the appendix to this prospectus. See Appendix: Funds Available Under the Certificate.

•

Fixed Account. We guarantee principal and interest on amounts allocated to the fixed account. Amounts allocated to the fixed account are credited with a specified interest rate of at least 1% per year.

Annuity Period. The annuity period begins on the annuity starting date. During the annuity period, you or another payee will receive a stream of annuity payments from us. The value of your annuity payments will depend on the amount of assets you annuitize and the annuity payment option you select. Currently, we offer payment options only on a fixed basis, meaning that your annuity payments will not vary with the performance of the Variable Account. Depending on the annuity payment option you select, we will make annuity payments either for life, for a fixed period of years, or until a fixed amount has been paid. Surrender charges may apply upon annuitization depending on the annuity payment option you select. You will be unable to take withdrawals or a surrender during the annuity period. The death benefit from the accumulation period terminates at the beginning of the annuity period. No amounts will be payable upon death during the annuity period unless your selected annuity payment option provides otherwise.

CERTIFICATE FEATURES

Flexibility in Premiums. You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You decide whether to make additional premium payments. There are certain circumstances in which you may not have to provide an initial premium payment to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan. You may make additional premium payments of as little as $250 ($50 if you set up monthly automatic premium payments).

Death Benefit. The Certificate includes a death benefit at no additional charge. The death benefit is paid to the beneficiary if the annuitant dies before the annuity starting date. The death benefit amount will be the greater of the Certificate’s Accumulated Value or the minimum death benefit amount. The minimum death benefit amount is equal to the sum of premiums paid accumulated at an annual rate of 4%, and is reduced proportionately by any withdrawals. Withdrawals may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

Access to Your Money. You may take withdrawals or a surrender during the accumulation period. Such distributions may be subject to surrender charges as described in this prospectus. If you take a withdrawal or surrender before attaining age 59 1⁄2, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe.

Prospectus 11

Transfers Between Investment Options. During the accumulation period, you may transfer Accumulated Value among the subaccounts and from the subaccounts to the fixed account. The first 12 transfers will be free of charge. Each additional transfer will result in a $25 charge. You may also make transfers from the fixed account to the subaccounts. However, there are significant limits such transfers. You may make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value, from the fixed account into the subaccounts each Certificate Year.

Tax Deferral. Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. All amounts includable in income with respect to the Certificate are taxed as ordinary income. There may be tax penalties if you take a distribution before reaching age 59 1⁄2.

Other Features. The Certificate has other features that are available at no additional charge.

•

Free Withdrawal Amount (Surrender Charge Waiver). Each Certificate Year, you can withdraw, without incurring a surrender charge, up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year.

•	Dollar Cost Averaging Plan. This feature allows you to make regular, automatic transfers from the money market subaccount to other subaccounts, subject to certain restrictions.

•	Asset Rebalancing Program. This feature allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.

•	Systematic Withdrawals. This feature allows you to take automatic withdrawals from your Certificate on a regular basis.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses you will pay at the time that you buy the Certificate, surrender or make withdrawal from the Certificate, or transfer Accumulated Value between the investment options. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Surrender Charge[1] (as a percentage of premium payments withdrawn)
Annuitant Age on Certificate Issue Date 0 – 60	7%
Annuitant Age on Certificate Issue Date 61 – 75	6%
Annuitant Age on Certificate Issue Date 76 – 86	5%
Transfer Fee (per transfer in excess of 12 transfers from any subaccount in a Certificate Year)	$25

[1]

Surrender charges may apply to any withdrawal or a Surrender during the accumulation period, or to amounts applied to annuity payment Options 3 or 4 upon annuitization. The surrender charge declines by 1% each year following your last premium payment until it reaches 0%. The surrender charge percentage is determined by the following schedule:

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Premium Year	Annuitant Age on Certificate Issue Date
	0 - 60 *	61 - 75	76 - 85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

The next table describes the fees and expenses that you will pay each year during the time that you own the Certificate (not including Fund fees and expenses).

ANNUAL CERTIFICATE EXPENSES

Administrative Expenses[1]	$45	(Current: $30)
Base Contract Expenses[2] (as a percentage of average Variable Account Value)	1.40	% (Current: 1.25%)

[1]	This fee is referred to as the “annual certificate fee” elsewhere in this prospectus. This fee applies only to Certificates with a Variable Account Value of less than $50,000 at the time of deduction.
[2]	This fee is referred to as the “mortality and expense risk charge” elsewhere in this prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Certificate. A complete list of Funds available under the Certificate, including their annual expenses, may be found at the back of this document in the Appendix.

ANNUAL FUND EXPENSES

	Minimum		Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	[	]%	[	]%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Certificate Expenses, and Annual Fund Expenses.

The Example assumes that you invest $100,000 in the Certificate for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Fund Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years			5 years			10 years
$[ ]	$	[	]	$	[	]	$	[	]

(2)	If you annuitize your Certificate under Option 1 or 2 at the end of the applicable time period:

1 year	3 years			5 years			10 years
$[ ]	$	[	]	$	[	]	$	[	]

(3)	If you annuitize your Certificate under Option 3 or 4 at the end of the applicable time period or do not surrender your Certificate:

1 year	3 years			5 years			10 years
$[ ]	$	[	]	$	[	]	$	[	]

PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

RISK OF LOSS

You can lose money by investing in this Certificate, including loss of your principal investment. The Certificate is not a deposit with, obligation of or guaranteed by a bank, nor is it federally insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

SHORT-TERM INVESTMENT RISK

The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Surrender charges may apply for several years and significantly reduce the Surrender Value of your Certificate. You should also consider that tax deferral and long-term income are generally more beneficial to investors with a long time horizon.

FUND OPTION (SUBACCOUNT) RISK

Amounts allocated to the Fund options (i.e., the subaccounts) are subject to the risk of poor investment performance. Generally, if the subaccounts you select make money, your Accumulated Value goes up. If they lose money, your Accumulated Value goes down. Each subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding subaccount. Even a subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the subaccount level. We make no guarantee as to the value of any subaccount. You bear all of the investment risk. There is no assurance that any Fund will meet its stated objective.

WITHDRAWAL AND SURRENDER RISK

You may take a withdrawal or surrender during the accumulation period. Such distributions may be subject to significant surrender charges. If you take a withdrawal or surrender before attaining age 59 1⁄2, you may be subject to a 10% premature distribution federal income tax penalty in addition to any state and federal income taxes you may owe. A surrender will terminate the Certificate and all of its benefits. Withdrawals will reduce the value of your Certificate and the death benefit, perhaps significantly. Taking systematic withdrawals from your Certificate may repeatedly expose you to the risks associated with withdrawals.

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FIXED ACCOUNT TRANSFER RISK

Transfers of Accumulated Value from the fixed account to the subaccounts are subject to significant limitations. You may only make one transfer, limited to the greater of $500 or 25% of the Fixed Account Value, from the fixed account into the subaccounts each Certificate Year. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to the subaccounts. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.

FIXED ACCOUNT INTEREST RATE RISK

We guarantee that the effective annual interest rate that applies to the fixed account each month shall be at least 1%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Fixed Account Value may not exceed 1%.

FINANCIAL STRENGTH AND CLAIMS-PAYING ABILITY RISK

All guarantees and obligations under the Certificate, including the death benefit, annuity payments, and amounts allocated to the fixed account, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

BUSINESS DISRUPTION AND CYBERSECURITY RISK

Our business is highly dependent upon the effective operation of our computer systems and those of our business partners. As a result, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption or unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Certificate values. For instance, systems failures and cyberattacks may interfere with our processing of Certificate transactions, impact our ability to calculate subaccount unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses, and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Certificate to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Certificate due to disruptions, systems failures or cyberattacks in the future.

We are exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the Certificates. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process Certificate transactions or to calculate Certificate values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the Certificates could be impaired.

The COVID-19 pandemic has resulted in market volatility and general economic uncertainty. We have implemented our business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

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WOODMENLIFE

Our organization’s legal name is Woodmen of the World Life Insurance Society, and our Home Office is located at 1700 Farnam Street, Omaha, NE 68102. WoodmenLife, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. WoodmenLife operates on the lodge system based on chapters and has a representative form of government. WoodmenLife currently has approximately [        ] members and [    ] adult and youth chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

We legally own the Variable Account’s assets but we cannot charge the account with any debts or liabilities arising out of any other business we may conduct other than those arising from the Certificates. Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of WoodmenLife’s other assets. We are obligated to pay all amounts promised to Certificate owners under the Certificates.

Our general account holds the assets of WoodmenLife that are not held in the Variable Account. Our general account supports our obligations that are not supported by the Variable Account or that exceed the assets of the Variable Account, including death benefits, annuity payments, and amounts held in and credited to the fixed account. Our ability to meet these obligations are subject to our financial strength and claims-paying ability.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have several subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end management investment company or a series thereof. Each Fund has its own investment objective, risks and expenses that impact its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser or investment sub-adviser. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

Information regarding each Fund, including its (i) name, (ii) investment objective, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to this prospectus. See “Appendix: Funds Available Under the Certificate.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by calling 1-877-664-3332, mailing WoodmenLife, 1700 Farnam Street, Omaha, NE 68102, or emailing WFSOperationsTeam@woodmenlife.org.

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The Funds currently sell shares:

(a) to the Variable Account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by WoodmenLife. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. WoodmenLife may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, or WoodmenLife may receive 12b-1 fees (fees which may be levied against a mutual fund’s net assets and may be used to pay marketing and shareholder servicing expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

YOUR RIGHT TO VOTE FUND SHARES

Certain voting rights are attributable to the Funds underlying the Variable Account portion of the Certificates. No voting rights pertain to the fixed account. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

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We also reserve the right to establish additional subaccounts of the Variable Account, each of which would invest in a new investment option or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the Account as a management investment company under the 1940 Act;

•	deregister the Account under that Act in the event such registration is no longer required; or

•	combine the Account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

BENEFITS AVAILABLE UNDER THE CERTIFICATE

The following table summarizes information about the benefits available under the Certificate.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations

Death Benefit	Provides for a cash benefit that becomes payable to the beneficiary if the annuitant dies prior to the annuity starting date.

•  Only available during the accumulation period.

•  Withdrawals may significantly reduce the benefit, including by more than the amount withdrawn.

•  Minimum death benefit amount is limited to 200% of the total premiums paid, reduced proportionately by any withdrawals.

•  Minimum death benefit’s accumulation rate will no longer apply after annuitant reaches the Certificate Anniversary after the annuitant reaches age 80.

Free Withdrawal Amount	Each Certificate Year, you can take a certain amount in withdrawals without incurring a surrender charge.	• Only available during the accumulation period. • Limited to 10% of the Accumulated Value existing at the time of first withdrawal in the Certificate Year.

Dollar Cost Averaging Plan	Allows you to make regular, automatic transfers from the money market subaccount to other subaccounts.	• Only available during the accumulation period. • Plan transfers do not count against free transfers.

Asset Rebalancing Program	Allows you to automatically reallocate your Variable Account Value on a periodic basis to maintain a particular percentage allocation.

•  Only available during the accumulation period.

•  Automatic rebalancing may only occur annually, semi-annually or quarterly.

•  Not available for the fixed account.

•  Automatic rebalances do not count against free transfers.

Systematic Withdrawals	Allows you to take automatic withdrawals from your Certificate on a regular basis.

•  Only available during the accumulation period.

•  Program withdrawals reduce Certificate value and the death benefit, perhaps significantly.

•  Program withdrawals may be subject to surrender charges, income taxes, and tax penalties.

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YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed WoodmenLife Registered Representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); a Simplified Employee Pension Plan (SEP-IRA); or an annuity for a Savings Incentive Match Plan for Employees (SIMPLE-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. We reserve the right to accept or decline an application for any reason permitted or required by law. If the application is complete and accompanied by the initial premium payment, we will allocate the initial premium payment as described in the next paragraphs within two business days of receiving such payment. If we do not receive the necessary application information, we will retain the initial premium payment for up to five business days while we attempt to obtain the necessary application information. If the application is not complete after five business days, we will inform you of the reason for the delay and return the initial premium payment immediately unless you specifically consent to us retaining it until the application is complete. Once the application is complete, we will allocate the initial premium payment as set forth in the next paragraphs within two business days. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). We may waive the minimum amount for subsequent premiums for certain Qualified Certificates or for certain methods of collecting premiums. Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include an eligible employer-sponsored retirement plan.

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FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate, unless a longer period of time is required by state law. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a request to cancel, to us at the Home Office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the Effective Date and we will promptly refund your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our Home Office. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING YOUR INITIAL PREMIUM

During all or part of your “free look” period, all of your initial premium will be allocated to the government money market subaccount. If the “free look” period for your Certificate is fifteen (15) calendar days or fewer, you will be fully invested in the government money market subaccount for the entire “free look” period. If the “free look” period for your Certificate is longer than 15 calendar days, after the end of 15 calendar days from the Effective Date, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original allocation instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the Home Office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a Valuation Date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days’ notice to stop or change your allocation for future premiums. Your written notice should be sent to our Home Office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the death benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the death benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

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BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the Home Office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the Home Office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. Under Qualified Certificates, for certain non-spouse payees, distributions must be made within ten years of death to avoid adverse tax consequences. (See “Federal Tax Matters.”)

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. WoodmenLife is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. WoodmenLife will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to WoodmenLife’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Nonqualified Certificate by sending an assignment request to our Home Office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

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CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan or trustee, the plan may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the Variable Account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement option contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each Valuation Date. We credit premium payments to your Certificate based on the subaccount unit values (also referred to as accumulation unit values) next determined after receipt of a premium in good order. Your Certificate’s value during the accumulation period is the total of your values in the Variable Account and the fixed account. For your initial premium payment, we will allocate the premium in accordance with the paragraphs set forth above. (See “Purchasing a Certificate.”)

VARIABLE ACCOUNT VALUATION

Your Variable Account Value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that Valuation Date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee or transfer fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

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FIXED ACCOUNT VALUATION

You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (i.e., new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that the annual interest rate credited on the Fixed Account Value may not exceed 1%.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the Home Office. Dollar cost averaging is only available during the accumulation period. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Registered Representative or from our Home Office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our Home Office, in good order, before the close of a Valuation Date, usually 3:00 p.m. central time, based on the subaccount unit values next calculated on that Valuation Date. We will process requests we receive (in good order) after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

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You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next Valuation Date if the 5th is not a Valuation Date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our Home Office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the Home Office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. Asset rebalancing is only available during the accumulation period. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring forms of

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personal identification before acting upon telephone instructions, recording telephone instructions received from Certificate owners, and providing written confirmation of transactions to Certificate owners. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our Home Office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a home office associate holding either a Series 6 or 7 and Series 63 licenses of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before processing such transaction and submitting it to WoodmenLife. If the associate has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the WoodmenLife Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless, the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

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Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests.

In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

We are required to provide to a Fund or its payee certain information about the trading activity of individual Certificate owners. If a Certificate owner is identified by a Fund as violating the frequent trading policies established for the Fund, we will restrict or prohibit further purchases or transfers by that Certificate owner (or persons acting on the Certificate owner’s behalf). You should read the prospectuses of the Funds for details of their ability to refuse or restrict purchases or redemptions of their shares.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We currently offer limited Internet transaction capability to Certificate owners. Certificate owners may make a one-time contribution (not re-occurring), and may also change an address and phone number of record via a secure WoodmenLife website.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after such a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our Home Office; you may request certain withdrawals by telephone.

You may also surrender your Certificate in exchange for your Surrender Value during the accumulation period. Surrendering the Certificate will terminate the Certificate and all of its benefits, including the death benefit. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our Home Office; you cannot surrender your Certificate by telephone. The surrender will not be processed until we receive your surrender request (in good order) at our Home Office. You may obtain a form by contacting your WoodmenLife Registered Representative or by calling us at 1-877-664-3332.

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We must receive a withdrawal request or surrender (in good order) before the close of a Valuation Date, usually 3:00 p.m. central time, in order to process it based on subaccount unit values next calculated on that Valuation Date. We will process a withdrawal request or surrender we receive (in good order) after the end of a Valuation Date based on the subaccount unit values next calculated on the following Valuation Date.

A withdrawal of Accumulated Value or surrender of a Certificate may require us to withhold amounts for federal income taxes.

We will normally pay you within seven (7) calendar days of receiving your withdrawal request. You will receive the requested amount of Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time.

As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the tax Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

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DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death benefit to the beneficiary when the annuitant dies. The death benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

For example, if the annuitant dies before the annuity starting date, and (i) the Accumulated Value at the time that the death benefit is calculated equals $50,000 and (ii) the minimum death benefit amount equals $40,000, the death benefit will equal $50,000. Conversely, if the (i) the Accumulated Value at the time that the death benefit is calculated equals $40,000 and (ii) the minimum death benefit amount equals $50,000, the death benefit will equal $50,000.

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an annual rate of 4% (the accumulation rate).

After the annuitant has reached the Certificate Anniversary after the annuitant reaches age 80, the accumulation rate will no longer apply to the minimum death benefit amount. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals.

For example, assume:

•	You purchase the Certificate on January 1, 2022 and your initial premium payment is $50,000;

•	You make a $1,000 premium payment on January 1 each year thereafter until December 31, 2042;

•	On December 31, 2042, the annuitant dies (age 75 at the time of death);

•	You took no withdrawals from the Certificate prior to the annuitant’s death; and

•	The Accumulated Value at the time that the death benefit is calculated equals $100,000.

Based on these assumptions, the death benefit would equal $144,907.62, which is the greater of the Accumulated Value $100,000 and the minimum death benefit amount $144,907.62. The minimum death benefit amount reflects the sum of premiums paid $70,000 plus the application of the accumulation rate over 20 years $74,907.62.

A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. Given the proportional nature of the reduction, the reduction may reduce the minimum death benefit by an amount greater than the amount withdrawn. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal.

Revisiting the example above, assume that rather than taking no withdrawals prior to the annuitant’s death, assume you took a $5,000 withdrawal immediately before the annuitant’s death. The withdrawal would reduce the Accumulated Value from $100,000 to $95,000, representing a 5% reduction in the Accumulated Value, and would likewise reduce the minimum death benefit amount by 5% from $144,907.62 to $137,662.24. Please note that the reduction to the minimum death benefit $7,245.38 was greater than the $5,000 withdrawal. As a result of this reduction, the death benefit would instead equal $137,662.24, which is the greater of the Accumulated Value $95,000 and the minimum death benefit amount $137,662.24.

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The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

The determination of the death benefit will be made on the date we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. No one is entitled to a death benefit until this time. Due proof of death occurs when we receive one of the following at our Home Office:

•	A certified copy of a death certificate; or

•	A certified copy of a court decree reciting a finding of death; or

•	Any other proof satisfactory to us.

A beneficiary may elect to receive a lump sum payment or other method of payment that we may make available, subject to the rules of distribution discussed below. If a beneficiary requests payment of death benefit proceeds in a lump sum, we generally will pay the beneficiary within seven (7) calendar days after we receive written notice and due proof of death as well as all required claims forms in good order from all beneficiaries at our Home Office. Death benefit proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time, we offer payment options only on a fixed basis, but we may later offer additional payment options.

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ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first Certificate Anniversary, you may change this date as you desire but you cannot set a date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. If your Certificate is a Qualified Certificate, you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid. Withdrawals of Accumulated Value may not be taken after the annuity starting date.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the Variable Account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3-month payment may not be 3 times the 1-month payment. The surrender charge will be waived for Option 1 and Option 2 as set forth below.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from zero (0) to twenty (20) years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of one (1) to thirty (30) years.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•

If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

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•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, WoodmenLife will pay the Surrender Value as a single life annuity with a fixed period of ten (10) years payable monthly.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

If your Certificate is a Qualified Certificate, some Annuity Payment Options may not satisfy Required Minimum Distribution rules. In particular, new tax laws require that most non-spouse beneficiaries must receive their entire interest within ten years of the Owner’s death to comply with Required Minimum Distribution rules. (See “Federal Tax Matters”). Consult a tax adviser before electing an Annuity Payment Option.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death. Additional restrictions may apply to Qualified Certificates in order to comply with changes in the Required Minimum Distributions rules. (See “Federal Tax Matters”).

CERTIFICATE FEES AND CHARGES

SALES CHARGE ON PREMIUM PAYMETNS

You do not pay any front-end sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period, we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the fee from your Variable Account Value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your Variable Account Value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

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As of January 1, 2009, WoodmenLife no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, WoodmenLife no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “backend load”: from any withdrawal of Accumulated Value (including a transfer of Surrender Value to an annuity payment option other than options 1 and 2 after one (1) year); on systematic withdrawals; and in determining Surrender Value upon surrender of a Certificate. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Premium Year	Annuitant Issue Age
	0-60 *	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, WoodmenLife no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). WoodmenLife will share information with your employer regarding the TSA Certificates held under the TSA Plan.

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10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties. There may be other restrictions on withdrawals, and surrenders from qualified plans (see “Federal Tax Matters)”.

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We will charge $25 for each transfer in excess of twelve (12) in a single Certificate Year, and deduct that charge from the amount of the transfer.

FUND EXPENSES AND CHARGES

Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the Variable Account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

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The mortality and expense risk charge compensates us for the risks we assume under the Certificate.

Our Mortality Risk

We assume a mortality risk from our obligation to pay the death benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the death benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the Variable Account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the Effective Date of your Certificate. We will not contest the contract.

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GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the Variable Account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments), you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the Variable Account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus discloses the material state variations. If you lose or misplace your Certificate and any endorsements, contact our Home Office.

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SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that your premiums would be credited. We do not anticipate any surplus refunds.

Subject to applicable law, if our general account reserves should become impaired (i.e., insufficient, under certain circumstances, to cover our obligations) our board of directors may require Certificate owners to make additional payments. If such payments are not made, the amount of such payments will be treated as a debt against the Certificate that accrues interest at 5% per year. No personal liability will attach to a Certificate owner; but you may recognize taxable income on the amount of such “debt.”

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. Any errors should be reported to us as soon as possible, preferably within sixty (60) days of your receipt of a confirmation or report.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the Valuation Date it is actually received at our Home Office in proper form (i.e., in good order). If we receive any such premium, request or other communication after the end of a Valuation Date (usually 3:00 pm central time), or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed twenty-one (21) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our Home Office. However, we may delay this payment or any other type of payment from the Variable Account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of the Fund or due to Fund liquidity levels) then we will delay payment of any transfer, withdrawal, surrender, or death benefit from the corresponding subaccount until the Fund pays redemption proceeds.

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We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our Home Office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our Home Office. The address for the Home Office is WoodmenLife, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMENLIFE

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the Variable Account supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the Variable Accounts or to us, or to both.

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Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Variable Account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from Variable Account investments are not income to the issuer until you withdraw the money, so long as the Certificates and the Variable Account meet certain requirements. Because the Certificates and the Variable Account are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates until withdrawal and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the Variable Account. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the Variable Account or our tax-exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Nonqualified Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	Variable Account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of Variable Account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

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if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•

if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

Other rules may apply to Qualified Certificates.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

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•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, Variable Account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying Variable Account investments. If the Variable Account supporting a Certificate fails to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the Variable Account are controlled by managers of the Fund corresponding to each subaccount of the Variable Account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of a non-qualified annuity contract may, for federal tax purposes, be considered the owner of the assets of the Variable Account supporting the annuity. In those circumstances, income and gains from Variable Account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of Variable Account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of the Variable Account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the Variable Account. To the extent that the law changes on the issue of ownership of Variable Account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the Variable Account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

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TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

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COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the tax law);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

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payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

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payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. In addition, a similar penalty tax, discussed under “Qualified Plans,” applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Non-Qualified Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

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There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

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if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example,

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to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 180 days of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

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If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Section 401 Qualified Plans and other retirement plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 72 (70 1⁄2 for those obtaining that age before January 1, 2020). In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

Required Minimum Distribution rules also apply to death benefits under Qualified Certificates. Under IRAs, Roth IRAs and defined contribution retirement plans, most non-spouse beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over life. Instead, those beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the tax law);

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law); or

•	received in connection with the birth or adoption of a child (up to $5,000).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

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QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Simplified Employee Pensions (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;” and

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

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•	a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” WoodmenLife no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). WoodmenLife will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

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•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the tax law),

•	In the case of hardship (within the meaning of applicable tax law),

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code, or

•	If the distribution is in connection with the birth or adoption of a child (up to $5,000).

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

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•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the tax law); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Distributions that are rolled over from an IRA to another IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Under federal tax law, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

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POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status or treatment of any certificate and do not intend the above discussion as tax advice.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMENLIFE

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the Variable Account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the Variable Account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the Variable Account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

Prospectus 49

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the Variable Account.

INFORMATION ON REPLACEMENTS

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

CERTIFICATE OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual shareholder reports, or notices regarding the availability of shareholder reports, are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims that appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The financial statements of WoodmenLife and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

Prospectus 50

APPENDIX: FUNDS AVAILABLE UNDER THE CERTIFICATE

The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can also request this information at no cost by calling 1-877-664-3332 or by sending an email request to WFSOperationsTeam@woodmenlife.org.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund Name and Adviser/ Sub-adviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1 year		5 year		10 year
Seeks to provide long-term growth of capital by investing primarily in common stocks of companies around the world that have potential for growth	Global Growth Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Seeks to provide long-term growth of capital	Global Small Capitalization Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Seeks to provide growth of capital	Growth Fund, Class 2 Adviser: Capital Research and Management CompanySM

Seeks to provide long-term growth of capital while providing current income	Capital World Growth and Income Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Seeks to achieve long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate potential for appreciation and/or dividends	Growth-Income Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Seeks to provide long-term growth of capital while providing current income	International Growth and Income Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term	Asset Allocation Fund, Class 2 Adviser: Capital Research and Management CompanySM	____	%	____	%	____	%	____	%

Prospectus 51

Seeks long-term capital appreciation	VIP ContrafundSM Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks reasonable income; capital appreciation is also a consideration	VIP Equity-Income PortfolioSM, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks capital appreciation	VIP Growth Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks high total return through combination of current income and capital appreciation	VIP Growth & Income Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks long-term growth of capital	VIP Overseas Portfolio, Service Class Adviser: Fidelity Management & Research Company (FMR) Sub-adviser: FMR Co., Inc., FMR Investment Management (UK) Limited and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks as high a level of current income as is consistent with preservation of capital and liquidity	VIP Government Money Market Portfolio, Service Class Adviser: Fidelity Management & Research Company Sub-adviser: FMR Co., Inc. and other Fidelity affiliates	____	%	____	%	____	%	____	%

Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P 500 Index	Calvert VP S&P 500 Index Portfolio Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	____	%	____	%	____	%	____	%

Seeks investment results that correspond to total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert VP S&P MidCap 400 Index Portfolio, Class I Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	____	%	____	%	____	%	____	%

Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the Russell 2000 Index	Calvert VP Russell 2000 Small Cap Index Portfolio, Class I Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	____	%	____	%	____	%	____	%

Prospectus 52

Seeks investment results that correspond to investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index	Calvert VP NASDAQ-100 Index Portfolio, Class I Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	____	%	____	%	____	%	____	%

Seeks investment results that correspond to total return performance of the bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index	Calvert VP Investment Grade Bond Index Portfolio, Class I Adviser: Calvert Research and Management Sub-adviser: Ameritas Investment Partners, Inc.	____	%	____	%	____	%	____	%

Seeks investment results that correspond to total return performance of common stocks, as represented by the Morgan Stanley Capital International EAFE (Standard) Index	Calvert VP EAFE International Index Portfolio, Class I Adviser: Calvert Research and Management	____	%	____	%	____	%	____	%

Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Income VIP Fund, Class 2 Adviser: Franklin Advisors, Inc.	____	%	____	%	____	%	____	%

Seeks high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Strategic Income VIP Fund, Class 2 Adviser: Franklin Advisors, Inc.	____	%	____	%	____	%	____	%

Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Templeton Global Bond VIP Fund, Class 2 Adviser: Franklin Advisors, Inc.	____	%	____	%	____	%	____	%

Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Rising Dividends VIP Fund, Class 2 Adviser: Franklin Advisors, Inc.	____	%	____	%	____	%	____	%

Seeks capital appreciation	Franklin Mutual Global Discovery VIP Fund, Class 2 Adviser: Franklin Mutual Advisors, LLC	____	%	____	%	____	%	____	%

Seeks maximum real return, consistent with preservation of real capital and prudent investment management	PIMCO Real Return Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	____	%	____	%	____	%	____	%

Seeks maximum total return, consistent with preservation of capital and prudent investment management	PIMCO Low Duration Portfolio Administrative Class Adviser: Pacific Investment Management Company LLC	____	%	____	%	____	%	____	%

(1)	This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

Prospectus 53

The Statement of Additional Information (SAI), dated [                ], 2022, includes additional information about the Certificate, the Variable Account, and WoodmenLife. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request.

To obtain a free copy of the SAI, request other information about the Certificate or make inquiries, call 1-877-664-3332 or write to WoodmenLife at its Home Office at 1700 Farnam Street, Omaha, NE 68102.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

<WoodmenLife logo>

EDGAR Contract Identifier C000031125

Prospectus 54

STATEMENT OF ADDITIONAL INFORMATION

Dated [                 ], 2022

Offered By: Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated [     ], 2022, for WoodmenLife Variable Annuity Account (the “Separate Account”) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society (“WoodmenLife”) is offering to persons eligible for membership in WoodmenLife. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102, or by calling (877) 664-3332.

TABLE OF CONTENTS

General Information	SAI - 2
Regulation and Reserves	SAI - 2
Non-Principal Risks of Investing in the Certificate	SAI - 3
Principal Underwriter	SAI - 3
Legal Matters	SAI - 3
Financial Statements	SAI - 3
Financial Statements	F - 1

SAI - 1

GENERAL INFORMATION

WoodmenLife is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established in 1890 under the laws of the State of    Nebraska. WoodmenLife is a non-profit, non-stock, membership organization licensed to do business in all states except New York. Membership in WoodmenLife is open to all individuals who share its values. WoodmenLife’s members are joined together for insurance, education, and patriotic and volunteer opportunities. In addition to providing fraternal benefits to our members, we offer individual life insurance and annuity Certificates in every state (except New York) and the District of Columbia.

On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. On June 1, 2015, we changed the name of the Woodmen Variable Annuity Account to its current name, the “WoodmenLife Variable Annuity Account,” to match the new service mark.

The assets of the Variable Account are held by WoodmenLife. The Variable Account has no third-party custodian.

REGULATION AND RESERVES

WoodmenLife is subject to regulation by the Office of the Director of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. WoodmenLife’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may affect the insurance business include federal privacy laws, employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on WoodmenLife would be.

Pursuant to state insurance laws and regulations, WoodmenLife is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if WoodmenLife were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

NON-PRINCIPAL RISKS OF INVESTING IN THE CERTIFICATE

All non-principal risks of purchasing a certificate have been disclosed in the Prospectus.

SAI - 2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of WoodmenLife, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and WoodmenLife, on behalf of itself and the Variable Account, are parties. WFS’s principal business address is 1700 Farnam Street, Omaha, NE 68102. The certificates will be sold through WoodmenLife representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, WoodmenLife may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2019, WFS received $3,262,266.93 and paid $3,118,790.58 to its registered representatives. For the year 2020, WFS received $2,719,950.26 and paid $2,581,326.16 to its registered representatives. For the year 2021, WFS received $[                 ] and paid $[                 ] to its registered representatives.

LEGAL MATTERS

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

FINANCIAL STATEMENTS

[                 ] has audited the statutory-basis balance sheets of WoodmenLife as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2021, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2021, and December 31, 2020. The financial statements    and schedules have been included in reliance upon reports, given on the authority of the firm as experts in accounting and auditing. The mailing address of [                 ] is [                ].

The audited financial statements of WoodmenLife as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the 3 years in the period ended December 31, 2021, and the financial information for the WoodmenLife Variable Annuity Account for the years ended December 31, 2021, and December 31, 2020, appear in this SAI.

[Financial statements to be added by amendment]

SAI - 3

Part C

OTHER INFORMATION

ITEM 27.		EXHIBITS

(a)		Certified resolution of the Board of Directors of Woodmen the World Life Insurance Society (“WoodmenLife”) Establishing WoodmenLife Variable Annuity Account (the “Account”)	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(b)		Custodian Agreements.	Not Applicable.

(c)		Distribution Agreement between WoodmenLife and Woodmen Financial Services, Inc.	Incorporated herein by reference from the Initial filing of this Registration Statement (No.333-1012331) as filed with the Securities and Exchange Commission on November 15, 2002.

(d)	(1)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

	(2)	Form of IRA endorsement	Incorporated herein by reference from Exhibit (4) (b) to Post- Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

	(3)	Form of Roth IRA endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

	(4)	Form of SIMPLE IRA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

	(5)	Form of 403(b) TSA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007.

(e)	(1)	Certificate Application	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(2)	Form of IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(3)	Form of Roth IRA disclosure statement	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

	(4)	Form of SIMPLE IRA disclosure statement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002.

(f)		Woodmen of the World Life Insurance Society Articles of Incorporation and Constitution and Laws	Incorporated herein by reference from Exhibit 6 to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2021.

(g)		Reinsurance Contracts	Not Applicable.

(h)	(1)	Draft of Participation Agreement (Summit (n/k/a Calvert))	Incorporated herein by reference from Exhibit (8)(a)to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

	(2)	Draft of Participation Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

	(3)	Draft of Administrative Services Agreement (Summit (n/k/a Calvert))	Incorporated herein by reference from Exhibit (8)(c) To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

	(4)	Draft of Services Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

	(5)	Draft of Participation Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(e) to Post- Effective Amendment No. 1 To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

	(6)	Draft of Services Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(f) to Post- Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

	(7)	Draft of Participation Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(g) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

	(8)	Draft of Shareholder Information Agreement (Franklin Templeton)	Incorporated herein by reference from Exhibit 8(h) to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 18, 2013.

	(9)	Fund Participation and Service Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(i) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

	(10)	Business Agreement (American Funds)	Incorporated herein by reference from Exhibit 8(j) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

	(11)	22c-2 Agreement (American Funds)	Incorporated herein by Reference from Exhibit 8(k) to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on December 31, 2014.

	(12)	Fund Participation Agreement (Eaton Vance)	Incorporated herein by reference from Exhibit (8)(m) to Post- Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2017.

(i)		Administrative Contracts	Not applicable

(j)		Other Material Contracts	Not applicable

(k)		Opinion and Consent of Lynn Espeland	Incorporated herein by reference from Exhibit (9) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(l)		Consent of [ ]	[To be filed by amendment]

(m)		Omitted Financial Statements	Not Applicable.

(n)		Initial Capital Agreements	Not Applicable.

(o)		Form of Initial Summary Prospectus	Not Applicable – The Registrant does not intend to rely on Rule 498A at this time.

(p)	(1)	Powers of Attorney from Daniel W. Rice III, Dr. James W. Bosler III, Dr. James W. Shaver, Michael C. Shealy, Daryl J. Doise, Danny E. Cummins, Dwayne H. Tucker Robert T. Maher Patrick L. Dees, Denise M. McCauley, Jon R. Aerni, and Annette M. Devine	Incorporated herein by reference from Exhibit 99.1 to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 27, 2020.

	(2)	Power of Attorney from Cathryn B. Mobley	Incorporated herein by reference from Exhibit 6 to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 26, 2021.

	(3)	Power of Attorney from S. Kyle McMahan and J. Patrick Caldwell	Filed herewith.

ITEM 28.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	Positions and Offices With Depositor

Patrick L. Dees	President & CEO & Chairman of the Board

Denise M. McCauley	Executive Vice President, Chief Operating Officer, Director
Jon R. Aerni	Executive Vice President, Chief Financial Officer, Director
S. Kyle McMahan	Executive Vice President, Chief Marketing Officer, Director
Pasquale E. Frappampina	Senior Vice President, National Sales Manager
Lynn E. Espeland	Senior Vice President, General Counsel
Randall P. Rotschafer	Vice President & Chief Risk Officer
Raymond G. Smolinksi	Vice President, Business Technology
Annette M. Devine	Vice President, Accounting Services
Karla J. Gochenour	Vice President, Human Resources
C. Shawn Bengston	Vice President, Investment
Lee A. Janecek	Vice President, Certificate Administration & Chief Underwriter
Lori Howard	Vice President, Marketing
Blake D. Warneke	Vice President, Actuary & Chief Actuary
Paula S. Mau	Vice President & Chief Security Official
Charles R. Driffill	Vice President, Sales
Jeremy S. Carroll	Vice President, Sales
Daniel R. Molony	Vice President, Fraternal
Pam A. Mortenson	Vice President & Strategic Planning Officer
Kelly A. Liberty	Vice President, Strategic Initiatives
John A. Sharp	Vice President & Deputy General Counsel
Dr. James W. Bosler III	Director
Daniel W. Rice III	Director
Dr. James W. Shaver	Director
Michael C. Shealy	Director
Daryl J. Doise	Director
Danny E. Cummins	Director
Dwayne H. Tucker	Director
Robert T. Maher	Director
Cathryn B. Mobley	Director
J. Patrick Caldwell	Director

*	The principal business address of each person is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly- owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation which is a holding company with no independent operations. WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc., a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls one other wholly owned subsidiary, Woodmen Insurance Agency, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 30.	INDEMNIFICATION

Article 3 section 4 of the Constitution and Laws of Woodmen of the World Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

“Sec. 4. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of WoodmenLife shall be indemnified against losses or judgments assessed against him/her by a court of competent jurisdiction and for expenses actually and reasonably incurred by him/her in connection with the defense of any action, suit or proceeding, civil in nature, in which he/she is made a party by reason of serving WoodmenLife, except in relation to matters as to which he/she shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty.”

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as Woodmen Financial Services, Inc., is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding. Under the Nebraska Business Corporation Act, a Nebraska corporation, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant’s principal underwriter and is not the principal underwriter, depositor, sponsor or investment adviser of any investment company, other than the Registrant.

(b) Directors, Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH THE UNDERWRITER
Timothy K. Buderus	CEO, President, Director
Pasquale E. Frappampina	Director
Lynn L. Espeland	Director & Secretary
Nicholas C. Olari	Director
S. Kyle McMahan	Director
Jeremy S. Carroll	Director
Lindsey Eblen	Treasurer and Financial and Operations Principal
Adam Rosauer	Chief Compliance Officer and Manager of Operations
Annette M. Devine	AML Officer

*	The principal business address of all of the persons listed above is Woodmen of the World Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) Compensation from the Registrant. The following table reflects all commissions and other compensation received, directly or indirectly, from the Registrant during the Registrant’s last fiscal year by the principal underwriter:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Woodmen Financial Services, Inc. (“WFS”)	$0	$0	$0	$	[	]

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the depositor at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable

ITEM 34.	FEE REPRESENTATION

(a) Woodmen of the World Life Insurance Society represents that the fees and charges under the Certificates, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Woodmen of the World Life Insurance Society.

(b) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that WoodmenLife will comply with paragraphs numbered (1) through (4) of that letter.

(c) Woodmen of the World Life Insurance Society represents that in connection with its offering of the Certificates as funding vehicles for certain retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated August 30, 2012, to ING Life Insurance and Annuity Company regarding Sections 22(e) and 27(i)(2)(a) of the Investment Company Act of 1940, and that WoodmenLife will comply with the requirements set forth in the no-action letter for entities relying on that no-action position.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WoodmenLife Variable Annuity Account, has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Omaha, State of Nebraska, on this 24th day of January, 2022.

WoodmenLife Variable Annuity Account (Registrant)

By: Woodmen of the World Life Insurance Society (Depositor, on behalf of itself and Registrant)

By:*
Patrick L. Dees
President & CEO & Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title	Date
*
Daryl J. Doise	Director	January 24, 2022

*
Daniel W. Rice III	Director	January 24, 2022

*
Dr. James W. Bosler III	Director	January 24, 2022

*
Dr. James W. Shaver	Director	January 24, 2022

*
Michael C. Shealy	Director	January 24, 2022

*
Danny E. Cummins	Director	January 24, 2022

*
Dwayne H. Tucker	Director	January 24, 2022

*
Robert T. Maher	Director	January 24, 2022

*
Cathryn B. Mobley	Director	January 24, 2022

*
J. Patrick Caldwell	Director	January 24, 2022

*
Patrick L. Dees	Director, President & CEO & Chairman of the Board (principal executive officer)	January 24, 2022

/s/ Denise McCauley
Denise M. McCauley	Director, Executive Vice President, Chief Operating Officer	January 24, 2022

*
Jon R. Aerni	Director, Executive Vice President, Chief Financial Officer (principal financial officer)	January 24, 2022

*
S. Kyle McMahan	Director, Executive Vice President, Chief Marketing Officer	January 24, 2022

*
Annette M. Devine	Vice President, Accounting Services (principal accounting officer)	January 24, 2022

*By:	/s/ Denise McCauley
Denise McCauley
Pursuant to Powers of Attorney

EXHIBIT INDEX

No.	Exhibit

(l)	[To be filed by amendment]

(p(3))	Power of Attorney from J. Patrick Caldwell and S. Kyle McMahan